UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        August 17, 2005 (August 17, 2005)
               Date of Report (Date of Earliest Event Reported):

                            CRIMSON EXPLORATION INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                         1-12108              87-0444770
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)


          480 N. Sam Houston Parkway E., Suite 300, Houston Texas 77060
                    (Address of Principal Executive Offices)

                                 (281) 820-1919
              (Registrant's telephone number, including area code)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02      Results of Operations and Financial Condition.

               On August 17, 2005, Crimson Exploration Inc. issued a press release announcing financial results for the second quarter of 2005 and containing selected financial and operational data for the quarter ended June 30, 2005 compared to the quarter ended June 30, 2004. The Company also announced that management will hold a conference call to discuss the information in the press release as well as the first quarter results on Friday, August 19, 2005, at 9:30 a.m. CDT. The press release is included in this report as Exhibit 99.1.

               The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01      Financial Statements and Exhibits.

(c)     Exhibits

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         Exhibit Number                           Description
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Exhibit 99.1                          Press Release dated August 17, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRIMSON EXPLORATION INC.

Date:    August 17, 2005                  /s/ Allan D. Keel
                                          -------------------------------------
                                           Allan D. Keel
                                           President and Chief Executive Officer


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         Exhibit Number                           Description
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Exhibit 99.1                          Press Release dated August 17, 2005

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